Capital Management - Gearing Ratio (Details) $ in Millions	12 Months Ended
	Dec. 31, 2019 USD ($)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 USD ($)
Adjusted net debt from continuing operations
Borrowings - non-current portion (note 26)	$ 1,299	$ 1,911	$ 2,230
Lease liabilities - non-current portion (note 16)	126
Borrowings - current portion (note 26)	734	139	38
Lease liabilities - current portion (note 16)	45
Total borrowings	2,204	2,050	2,268
Less cash and cash equivalents (note 24)	(456)	(329)	(205)	$ (215)
Net debt	1,748	1,721	2,063
IFRS16 lease adjustments	(119)
Corporate office lease		(9)	(15)
Unamortised portion of borrowing costs	16	13	18
Cash restricted for use (note 23)	(64)	(66)	(65)
Adjusted net debt	1,581	1,659	2,001
Adjusted EBITDA from continuing operations
Profit (loss) before taxation	619	445	328
Finance costs and unwinding of obligations (note 7)	172	168	157
Interest income	(14)	(8)	(8)
Amortisation of tangible and intangible assets (note 4)	583	558	690
Other amortisation	6	11	3
Associates and joint ventures’ adjustments for amortisation, interest, taxation and other	149	158	117
EBITDA	1,515	1,332	1,287
Foreign exchange losses	12	9	11
Dividends income	0	(2)	0
Retrenchment and related costs	7	4	9
Care and maintenance costs (note 6)	47	39	62
Impairment, derecognition of assets and (profit) loss on disposal	6	7	2
(Gain) loss on non-hedge derivatives and other commodity contracts	(5)	2	0
Associates and joint ventures’ special items	(2)	(3)	(2)
Adjusted EBITDA (as defined in the Revolving Credit Agreements)	$ 1,580	$ 1,388	$ 1,369
Gearing ratio (Net debt to Adjusted EBITDA)	1.00	1.20	1.46
Maximum debt covenant ratio allowed per the agreements	3.5	3.5	3.5